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                                                                    EXHIBIT 10.3

                       GLENAYRE 1996 INCENTIVE STOCK PLAN

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CONTENTS

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                                                                                              PAGE
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
Article 1. Establishment, Purpose and Duration                                                  1

Article 2. Definitions                                                                          1

Article 3. Administration                                                                       5

Article 4. Shares Subject to the Plan                                                           5

Article 5. Eligibility and Participation                                                        6

Article 6. Stock Options                                                                        6

Article 7. Stock Appreciation Rights                                                            8

Article 8. Restricted Stock                                                                    10

Article 9. Performance Shares                                                                  11

Article 10. Performance Measures                                                               12

Article 11. Beneficiary Designation                                                            12

Article 12. Deferrals                                                                          12

Article 13. Rights of Key Persons                                                              12

Article 14. Change in Control                                                                  13

Article 15. Awards to Non-Officer Directors                                                    15

Article 15A. Restricted Stock Unit Awards to Non-Officer Directors                             16

Article 16. Amendment, Modification and Termination                                            18

Article 17. Withholding                                                                        19

Article 18. Indemnification                                                                    19

Article 19. Successors                                                                         19

Article 20. Legal Construction                                                                 19
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GLENAYRE 1996 INCENTIVE STOCK PLAN

ARTICLE 1. ESTABLISHMENT, PURPOSE AND DURATION

         1.1 ESTABLISHMENT OF THE PLAN. Glenayre Technologies, Inc. hereby establishes an incentive compensation plan to be known as the "Glenayre 1996 Incentive Stock Plan" as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock and Performance Shares.

         Subject to approval by the Company's stockholders, the Plan shall become effective as of May 22, 1996 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof. The Plan shall not become effective unless stockholder approval is obtained.

         1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company's stockholders, and by providing Participants with an incentive for outstanding performance.

         The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely is dependent.

         1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 16 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award of an ISO be granted under the Plan after May 21, 2006.

ARTICLE 2. DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

         2.1 "AWARD" means, individually and collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Performance Shares.

         2.2 "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under the Plan.

         2.3 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         2.4 "CHANGE IN CONTROL" of the Company shall have occurred when any Acquiring Person (other than the Company, any employee benefit plan of the Company or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan), alone or together with its Affiliates and Associates, shall become the beneficial owner of 25% or more of the shares of Common Stock of the Company then outstanding (except pursuant to an offer for all outstanding shares of the Company's Common Stock at a price and upon such terms and provisions as a majority of the Continuing Directors determine to be in the best interests of the Company and its stockholders other than the Acquiring Person or any Affiliate or Associate thereof


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on whose behalf the offer is being made), and the Continuing Directors no longer constitute a majority of the Board. For purposes of this definition, the following terms shall have the following meanings:

         (a) "Acquiring Person" means any individual, firm, corporation or other entity who or which, together with all Affiliates and Associates, shall be the beneficial owner of a substantial block of the Company's Common Stock.

         (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 as promulgated under the Exchange Act.

         (c) "Continuing Director" means any individual who is a member of the Board, while such individual is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative or nominee of an Acquiring Person or of any such Affiliate or Associate, and was a member of the Board prior to the occurrence of the Change in Control; or any successor of a Continuing Director, while such successor is a member of the Board, and who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative or nominee of an Acquiring Person or of any such Affiliate or Associate, and is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors.

         2.5 "CODE" means the Internal Revenue Code of 1986, as amended from time to time. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

         2.6 "COMMITTEE" means the Compensation and Plan Administration Committee of the Board, as specified in Article 3 herein, appointed by the Board to administer the Plan.

         2.7 "COMMON STOCK" means the $0.02 par value common stock of the Company.

         2.8 "COMPANY" means Glenayre Technologies, Inc., a Delaware corporation, and any successor as provided in Article 19 herein.

         2.9 "DIRECTOR" means any individual who is a member of the Board of Directors.

         2.10 "DISABILITY," with respect to a Participant, means "disability" as defined from time to time under any long-term disability plan of the Company or Subsidiary with which the Participant is employed.

         2.11 "EARNINGS PER SHARE" means "earnings per common share" of the Company determined in accordance with generally accepted accounting principles that would be reported in the Company's Annual Report to Stockholders.

         2.12 "EFFECTIVE DATE" shall have the meaning ascribed to such term in Section 1.1 hereof.

         2.13 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         2.14 "FAIR MARKET VALUE," with respect to a share of the Company's Common Stock at a particular time, shall be that value as determined by the Committee which shall be (i) if such Common Stock is listed on a national securities exchange (which includes the NASDAQ Stock


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Market), on any given date, (A) the closing price of a share of Common Stock, as reported on the consolidated transaction reporting system for such exchange for that date, or if shares of Common Stock were not traded on such date, on the next preceding day on which shares of Common Stock were traded, or (B) if the Common Stock is not reported on the consolidated transaction reporting system for such exchange, the last price at which the Common Stock shall have been sold regular way on a national securities exchange on said date, or, if no sales occur on said date, then on the next preceding date on which there were such sales of Common Stock; or (ii) if the Common Stock shall not be listed on a national securities exchange, the mean between the average high bid and low asked prices last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on said date or, if no bid and asked prices are reported on said date, then on the next preceding date on which there were such quotations; or (iii) if at any time quotations for the Common Stock shall not be reported by the National Association of Securities Dealers, Inc. for the over-the-counter market and the Common Stock shall not be listed on any national securities exchange, the fair market value determined by the Committee on the basis of available prices for such Common Stock or in such other manner as the Committee may deem reasonable.

         2.15 "FREESTANDING SAR" means an SAR that is granted independently of any Option.

         2.16 "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares, granted under Article 6 herein, and which is designated an Incentive Stock Option intended to meet the requirements of Section 422 of the Code.

         2.17 "INSIDER" shall mean an individual who is, on the relevant date, an officer, director or 10% beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

         2.18 "KEY PERSON" means an employee or officer of the Company or a Subsidiary, in a managerial or other position, who can make important contributions to the Company or a Subsidiary or a key person providing important services to the Company or a Subsidiary, all as determined by the Committee in its discretion.

         2.19 "NAMED EXECUTIVE OFFICER" means, for a calendar year, a Participant who is one of the group of "covered employees" for such calendar year within the meaning of Code Section 162(m) or any successor statute.

         2.20 "NET INCOME" means "net income" of the Company determined in accordance with generally accepted accounting principles that would be reported in the Company's Annual Report to Stockholders.

         2.21 "NET SALES" means the "net sales" of the Company determined in accordance with generally accepted accounting principles that would be reported in the Company's Annual Report to Stockholders.

         2.22 "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted to Key Persons under Article 6 or to non-officer Directors under Article 15 which is not intended to meet the requirements of Code Section 422.

         2.23 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option.

         2.24 "OPTION PRICE" means the price at which a Share may be purchased by a Participant upon the exercise of an Option.


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         2.25     "PARTICIPANT" means a person who has outstanding an Award
granted under the Plan.

         2.26 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception set forth in Code Section 162(m)(4)(C) from the deductibility limitations of Code Section 162(m).

         2.27 "PERFORMANCE SHARE" means an AWARD granted to a Participant pursuant to Article 9 herein.

         2.28 "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

         2.29 "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Article 8 herein.

         2.30     "SHARES" means shares of Common Stock of the Company.

         2.31 "STOCK APPRECIATION RIGHT" or "SAR" means an Award granted alone or in connection with a related Option to a Participant pursuant to
Article 7 herein.

         2.32 "SUBSIDIARY" means any corporation, partnership, joint venture, affiliate or other entity in which the Company has an ownership interest, and which the Committee designates as a participating entity in the Plan.

         2.33 "TANDEM SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

         2.34 "TOTAL STOCKHOLDER RETURN" means the percentage change in value of an initial investment in Shares over a specified period assuming reinvestment of all dividends during the period.

         2.35 "EFFECTIVE AMENDMENT DATE" means the date on which the stockholders of the Company approve the amendment to the Plan to increase the number of Shares reserved for grants of Awards under the Plan by an additional 2,200,000 Shares.

         2.36 "SECOND EFFECTIVE AMENDMENT DATE" means that date on which the stockholders of the Company approve the amendment to the Plan to increase the number of Shares reserved for grants of Awards under the Plan by an additional 750,000 Shares.

         2.37 "THIRD EFFECTIVE AMENDMENT DATE" means that date on which the stockholders of the Company approve the amendment to the Plan to increase the number of shares reserved for grants of Awards under the Plan by an additional 2,500,000 Shares.

         2.38 "FOURTH EFFECTIVE AMENDMENT DATE" means that date on which the stockholders of the Company approve the amendment to the Plan to increase the number of Shares for grants of Awards under the Plan by an additional 2,000,000 Shares.


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         2.39     "RESTRICTED STOCK UNIT" OR "UNIT" means an Award granted to a
Participant pursuant to Article 15A herein.

ARTICLE 3. ADMINISTRATION

         3.1 THE COMMITTEE. The Plan shall be administered by the Plan Administration Committee of the Board or by any other Committee appointed by the Board consisting of not less than two (2) Directors. All of the members of the Committee shall comply with the "disinterested administration" rules of Rule 16b-3 under the Exchange Act, if applicable. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. In addition, any action taken with respect to Named Executive Officers for purposes of meeting the Performance-Based Exception shall be taken by the Committee only if all of the members of the Committee are "outside directors" within the meaning of Code Section 162(m), subject to any applicable transition rules under Code Section 162(m). If all of the members of the Committee are not "outside directors," such action shall be taken by a subcommittee of the Committee comprised of at least two members who are "outside directors."

         3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law, or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Key Persons who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and provisions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 16 herein), amend the terms and provisions of any outstanding Award to the extent such terms and provisions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. To the extent permitted by law, the Committee may delegate its authority hereunder.

         3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, employees, Participants and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN.

         4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Beginning on the Effective Date, there is hereby reserved for grants of Awards under the Plan 2,200,000 Shares. Beginning on the Effective Amendment Date, there is hereby reserved for grants of Awards under the Plan an additional 2,200,000 Shares. Beginning on the Second Effective Amendment Date, there is hereby reserved for grants of Awards under the Plan an additional 750,000 Shares, provided that the persons who are eligible for such grants shall be limited to those persons described in Section 5.1. Beginning on the Third Effective Amendment Date, there is hereby reserved for grants of Awards under the Plan an additional 2,500,000 Shares. Beginning on the Fourth Effective Amendment Date, there is hereby reserved for grants of Awards under the Plan an additional 2,000,000 Shares. The number of Shares reserved for grants of Awards under this paragraph shall be subject to adjustment as provided in Section 4.3.

         In no event shall a Participant receive an Award or Awards during any one calendar year ending prior to the Second Effective Amendment Date covering in the aggregate more than 250,000 Shares or during any one calendar year ending on or after the Second Effective


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Amendment Date covering in the aggregate more than 500,000 Shares. The limitation on awards to a Participant during a calendar year under this paragraph shall be subject to adjustment as provided in Section 4.3.

         In no event shall the Committee grant Restricted Stock Awards under
Article 8 herein or Restricted Stock Unit Awards under Article 15A herein covering in the aggregate more than 550,000 Shares of Common Stock.

         4.2 LAPSED AWARDS. If any Award granted under the Plan is canceled, terminates, expires or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

         4.3 ADJUSTMENTS IN AVAILABLE SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan and in the limitation on awards to a Participant during a calendar year, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent the dilution or enlargement of rights under the Plan; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

         5.1 ELIGIBILITY. Persons eligible to participate in the Plan are Key Persons, as determined by the Committee, and any non-officer Director who participates in the Plan pursuant to Article 15.

         The Key Persons who are eligible for grants of Awards covering the 750,000 Shares reserved under the Plan on the Second Effective Amendment Date shall be limited to: (i) a Chief Executive Officer of the Company hired after March 1, 1999; (ii) a Chief Financial Officer of the Company hired after March 1, 1999; and (iii) any other senior executive of the Company or a Subsidiary (as determined by the Committee) hired after March 1, 1999.

         5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Key Persons those to whom Awards shall be granted and shall determine the nature and amount of each Award. Non-officer Directors shall be granted Awards in accordance with the provisions of Article 15.

ARTICLE 6. STOCK OPTIONS

         6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Key Persons in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

         6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Award Agreement also


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shall specify whether the Option is intended to be an ISO within the meaning of
Section 422 of the Code, or an NQSO whose grant is intended not to fall under Code Section 422.

         6.3 OPTION PRICE. The Committee shall determine the Option Price for each grant of an Option under this Article 6, which such Option Price shall be set forth in the applicable Award Agreement; provided, however, that the Option Price shall be at least equal to 100% of the Fair Market Value of a Share on the date the Option is granted with respect to the grant of either (i) an Option granted to a Named Executive Officer that is intended to satisfy the Performance-Based Exception or (ii) an ISO.

         6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the 10th anniversary date of its grant.

         6.5 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve and which shall be set forth in the applicable Award Agreement, which need not be the same for each grant or for each Participant.

         6.6 PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

         The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered to satisfy the Option Price must have been held by the Participant for at least six months prior to their tender), or (c) by a combination of (a) and
(b).

         The Committee also may allow cashless exercise as permitted under the Federal Reserve Board's Regulation G or Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

         As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

         6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and under any blue sky or state securities laws applicable to such Shares.

         6.8 TERMINATION OF EMPLOYMENT. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with the Participant, need not be uniform among all Options issued pursuant to this Article 6, may reflect distinctions based on the reasons for termination of employment and may include provisions relating to the Participant's competition with the Company after termination of employment. In that regard, if an Award Agreement permits exercise of an Option following the


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death of the Participant, the Award Agreement shall provide that such Option shall be exercisable to the extent provided therein by any person that may be empowered to do so under the Participant's will, or if the Participant shall fail to make a testamentary disposition of the Option or shall have died intestate, by the Participant's executor or other legal representative.

         6.9      NONTRANSFERABILITY of OPTIONS.

         (a) INCENTIVE STOCK OPTIONS. No ISO granted under this Article 6 may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

         (b) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this
                  Article 6 may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

         6.10 NO RIGHTS. A Participant granted an Option shall have no rights as a stockholder of the Company with respect to the Shares covered by such Option except to the extent that Shares are issued to the Participant upon the due exercise of the Option.

ARTICLE 7. STOCK APPRECIATION RIGHTS

         7.1 GRANT OF SARS. Subject to the terms and provisions of the Plan, SARs may be granted to Key Persons in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SARs.

         The Committee shall have complete discretion in determining the number of Shares covered by SARs granted hereunder (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and provisions pertaining to such SARs. The number of Shares covered by a Freestanding SAR shall be counted against the number of Shares available for grants of Awards under Section 4.1, but the number of Shares covered by a Tandem SAR shall not be so counted.

         The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

         7.2 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

         Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than 100% of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii)


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the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

         7.3 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and provisions the Committee, in its sole discretion, imposes upon them.

         7.4 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR and such other provisions as the Committee shall determine.

         7.5 TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed 10 years.

         7.6 PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

         (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

         (b) The number of Shares with respect to which the SAR is exercised.

         At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value or in some combination thereof; provided, however, that from and after the date of a Change in Control, the exercise of an SAR may be settled only in cash.

         7.7 RULE 16B-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of an SAR (including without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of
Section 16 (or any successor provision) of the Exchange Act.

         7.8 TERMINATION OF EMPLOYMENT. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with the Participant, need not be uniform among all SARs issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment. In that regard, if an Award Agreement permits exercise of an SAR following the death of the Participant, the Award Agreement shall provide that such SAR shall be exercisable to the extent provided therein by any person that may be empowered to do so under the Participant's will, or if the Participant shall fail to make a testamentary disposition of the SAR or shall have died intestate, by the Participant's executor or other legal representative.

         7.9 NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under this Article 7 may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

         7.10 NO RIGHTS. A Participant granted an SAR shall have no rights as a stockholder of the Company with respect to the Shares covered by such SAR except to the extent that Shares are issued to the Participant upon the due exercise of the SAR.


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ARTICLE 8. RESTRICTED STOCK

         8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, Restricted Stock may be granted to Key Persons in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

         8.2 RESTRICTED STOCK AWARD AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock granted and such other provisions as the Committee shall determine.

         8.3 TRANSFERABILITY. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

         8.4 OTHER RESTRICTIONS. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals and/or restrictions under applicable Federal or state securities laws.

         The Company shall retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

         Except as otherwise provided in this Article 8 or in the applicable Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction.

         8.5 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

         8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

         In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

         8.7 TERMINATION OF EMPLOYMENT. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment; provided, however, that except in cases of terminations resulting from a Change in Control and terminations by reason of death or Disability, payment of an Award of Restricted Stock which is intended to qualify for the Performance-Based Exception may not occur before attainment of the related performance goal.

ARTICLE 9. PERFORMANCE SHARES

         9.1 GRANT OF PERFORMANCE SHARES. Subject to the terms and provisions of the Plan, Performance Shares may be granted to eligible Key Persons in such amount and upon such terms, and at any time and from time to time as shall be determined by the Committee. The number and/or vesting of Performance Shares granted, in the Committee's discretion, shall be contingent upon the degree of attainment of specified performance goals or other conditions over a specified period (the "Performance Period"). The terms and provisions of an Award of Performance Shares shall be evidenced by an appropriate Award Agreement.

         9.2 VALUE OF PERFORMANCE SHARES. The value of a Performance Share at any time shall equal the Fair Market Value of a Share at such time.

         9.3 FORM AND TIMING OF PAYMENT OF PERFORMANCE SHARES. During the course of a Performance Period, the Committee shall determine the number of Performance Shares as to which the Participant has earned a right to be paid pursuant to the terms of the applicable Award Agreement. The Committee shall pay any earned Performance Shares as soon as practicable after they are earned in the form of cash, Shares or a combination thereof (as determined by the Committee) having an aggregate Fair Market Value equal to the value of the earned Performance Shares as of the date they are earned. Any Shares used to pay out earned Performance Shares may be granted subject to any restrictions deemed appropriate by the Committee. In addition, the Committee, in its discretion, may cancel any earned Performance Shares and grant Stock Options to the Participant which the Committee determines to be of equivalent value based on a conversion formula stated in the Performance Shares Award Agreement.

         The Committee, in its discretion, may also grant dividend equivalents rights with respect to earned but unpaid Performance Shares as evidenced by the applicable Award Agreement. Performance Shares shall not have any voting rights.

         9.4 TERMINATION OF EMPLOYMENT. Each Performance Share Award Agreement shall set forth the extent to which the Participant shall have the right to receive unearned Performance Shares following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with the Participant, need not be uniform among all Performance Shares awarded pursuant to the Plan and may reflect distinctions based on the reasons of termination of employment; provided, however, that except in cases of terminations resulting from a Change in Control and terminations by reason of death or Disability, payment of an Award of Performance Shares which is intended to qualify for the Performance-Based Exception may not occur before attainment of the related performance goal.

         9.5 NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant.

ARTICLE 10. PERFORMANCE MEASURES

         The performance measure(s) to be used for purposes of Awards (other than Options) to Named Executive Officers which are designed to qualify for the Performance-Based Exception shall be chosen from among the following alternatives:

         (a)      Earnings Per Share;

         (b)      Net Income;

         (c)      Net Sales; or

         (d)      Total Stockholder Return.

         In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have the discretion to make such changes without obtaining stockholder approval.

ARTICLE 11. BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 12. DEFERRALS

         The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or the satisfaction of any requirements or goals with respect to Performance Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 13. RIGHTS OF KEY PERSONS

         13.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or Subsidiary. For purposes of the Plan, a transfer of a Participant's employment between the Company and a Subsidiary, or between Subsidiaries, shall not be deemed to be a termination of employment.

         13.2 PARTICIPATION. No Key Person shall have the right to be selected to receive an Award under the Plan or, having been so selected, to be selected to receive a future Award.

ARTICLE 14. CHANGE IN CONTROL

         14.1 TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

         (a) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

         (b) Any restriction periods and restrictions imposed on shares of Restricted Stock shall lapse; and

         (c) The target payout opportunities attainable under all outstanding Awards of Restricted Stock and Performance Shares shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control, and the vesting of all Awards shall be accelerated as of the effective date of the Change in Control.

         14.2 LIMITATION ON CHANGE-IN-CONTROL BENEFITS. (a) It is the intention of the Company and the Participants to reduce the amounts payable or distributable to a Participant hereunder if the aggregate Net After Tax Receipts (as defined below) to the Participant would thereby be increased, as a result of the application of the excise tax provisions of Section 4999 of the Code. Accordingly, anything in the Plan to the contrary notwithstanding, in the event that the independent accountants regularly employed by the Company immediately prior to any "change" described below (the "Accounting Firm") shall determine that receipt of all Payments (as defined below) would subject the Participant to tax under Section 4999 of the Code, it shall determine whether some amount of Payments would meet the definition of a "Reduced Amount," (as defined below). If the Accounting Firm determines that there is a Reduced Amount, the aggregate Payments shall be reduced to such Reduced Amount in accordance with the provisions of Section 14.2(b) below.

         For purposes of this Section 14.2(a):

                  (i) A "Payment" shall mean any payment or distribution in the nature of compensation to or for the benefit of a Participant who is a "disqualified individual" within the meaning of Section 280G(c) of the Code and which is contingent on a "change" described in Section 280G(b)(2)(A)(i) of the Code with respect to the Company, whether paid or payable pursuant to the Plan or otherwise;

                  (ii) "Plan Payment" shall mean a Payment paid or payable pursuant to the Plan (disregarding this Section 14.2);

                  (iii) "Net After Tax Receipt" shall mean the Present Value of a Payment, net of all taxes imposed on the Participant with respect thereto under Sections 1 and 4999 of the Code, determined by applying the highest marginal rate under Section 1 of the Code which applied to the Participant's Federal taxable income for the immediately preceding taxable year;

                  (iv) "Present Value" shall mean such value determined in accordance with Section 280G(d)(4) of the Code; and

                  (v) "Reduced Amount" shall mean the smallest aggregate amount of Payments which (A) is less than the sum of all Payments and (B) results in aggregate Net After Tax Receipts which are equal to or greater than the Net After Tax Receipts which would result if all Payments were paid to or for the benefit of the Participant.

         (b) If the Accounting Firm determines that aggregate Payments should be reduced to the Reduced Amount, the Committee shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof, and the Participant may then elect, in the Participant's sole discretion, which and how much of the Payments, including without limitation Plan Payments, shall be eliminated or reduced (as long as after such election the Present Value of the aggregate Payments is equal to the Reduced Amount), and shall advise the Committee in writing of such election within 10 days of the Participant's receipt of notice. If no such election is made by the Participant within such 10 day period, the Committee may elect which of the Payments, including without limitation Plan Payments, shall be eliminated or reduced (as long as after such election the Present Value of the aggregate Payments is equal to the Reduced Amount) and shall notify the Participant promptly of such election. All determinations made by the Accounting Firm under this Section 14.2 shall be binding upon the Company and the Participant and shall be made within 60 days immediately following the event constituting the "change" referred to above. As promptly as practicable following such determination, the Company shall pay to or distribute for the benefit of the Participant such Payments as are then due to the Participant under the Plan.

         (c) At the time of the initial determination by the Accounting Firm hereunder, it is possible that amounts will have been paid or distributed by the Company to or for the benefit of the Participant pursuant to the Plan which should not have been so paid or distributed ("Overpayment") or that additional amounts which will have not been paid or distributed by the Company to or for the benefit of the Participant pursuant to the Plan could have been so paid or distributed ("Underpayment"), in each case, consistent with the calculation of the Reduced Amount hereunder. In the event that the Accounting Firm, based either upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Accounting Firm believes has a high probability of success or controlling precedent or other substantial authority, determines that an Overpayment has been made, any such Overpayment paid or distributed by the Company to or for the benefit of the Participant shall be treated for all purposes as a loan ab initio to the Participant which the Participant shall repay to the Company together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code; provided, however, that no such loan shall be deemed to have been made and no amount shall be payable by the Participant to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which the Participant is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes.

         In the event that the Accounting Firm, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Participant together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code.

         14.3 TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of the Plan or any Award Agreement provision, the provisions of this Article 14 may not be terminated, amended or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards; provided, however, the Board of Directors, upon recommendation of the Committee, may terminate, amend or modify this Article 14 at any time and from time to prior to the date of a Change in Control.

ARTICLE 15. AWARDS TO NON-OFFICER DIRECTORS

         15.1 AWARDS UNDER PRIOR PLAN. Each non-officer Director on July 15, 1992 was granted an option under the Glenayre Technologies, Inc. Long-Term Incentive Plan (the "Prior Plan") to purchase Common Stock on the later of October 30, 1992 or the date such Director completed three years of service on the Board. Each non-officer Director elected to the Board for the first time after July 15, 1992 was granted an option under the Prior Plan to purchase Common Stock on the third anniversary of the Director's service on the Board. Thereafter, each non-officer Director was awarded an additional option under the Prior Plan to purchase Common Stock on the third anniversary of the initial option award.

         15.2 AWARDS UNDER THE PLAN. (a) Between May 22, 1996 (the date the Plan was approved by the Company's stockholders) and April 17, 1997, the provisions of this Section 15.2(a) applied to the grant of Nonqualified Stock Options to non-officer Directors. Each non-officer Director, who was awarded an option under the Prior Plan to purchase Common Stock as described in Section
15.1 shall be granted a Nonqualified Stock Option to purchase 18,000 shares of Common Stock upon each third anniversary of the date on which such option was granted under the Prior Plan, if he or she is then a non-officer Director. Each non-officer Director who was not awarded an option under the Prior Plan shall be granted a Nonqualified Stock Option to purchase 18,000 shares of Common Stock upon the date such non-officer Director completes 3 years of service as a non-officer Director and upon each third anniversary date thereafter, if he or she is then a non-officer Director.

         (b)      On and after April 18, 1997, the following provisions of this
Section 15.2(b) shall apply to the grant of Nonqualified Stock Options to non-officer Directors in lieu of the grant of Nonqualified Stock Options pursuant to Section 15.2(a) hereof:

                  (1) Each non-officer Director, who is first elected a Director on or after April 18, 1997, shall be granted a Nonqualified Stock Option to purchase 30,000 shares of Common Stock on the date of his or her election as such and upon each third anniversary date thereafter, if he or she is then a non-officer Director.

                  (2) Each non-officer Director, who first becomes a non-officer Director on or after April 18, 1997 and who was an officer Director immediately prior to becoming a non-officer Director, shall be granted a Nonqualified Stock Option to purchase 30,000 shares of Common Stock on the date he or she first becomes a non-officer Director and upon each third anniversary date thereafter, if he or she is then a non-officer Director.

                  (3) Each non-officer Director, who is a non-officer Director on April 18, 1997 and who was not granted a Nonqualified Stock Option in 1997 pursuant to Section 15.2(b)(1) or (2) above, shall be granted a Nonqualified Stock Option to purchase 30,000 shares of Common Stock on April 18, 1997 and upon each third anniversary date thereafter, if he or she is then a non-officer Director.

         (c) For purposes of this Article 15, a "non-officer Director" shall mean a Director of the Company who is not performing services as an employee of the Company or a Subsidiary regardless of whether such Director may hold an office in the Company or a Subsidiary such as Chairman of the Board or Vice Chairman of the Board.

         (d) Each Option granted under this Article 15 shall be evidenced by an Award Agreement.

         15.3 OPTION PRICE. The Option Price for each Option granted under this Article 15 shall be equal to the Fair Market Value of a Share on the date the Option is granted.

         15.4     EXERCISE AND DURATION OF OPTION. Options granted under this
Article 15 prior to April 18, 1997 shall be immediately exercisable. Options granted under this Article 15 on or after April 18, 1997 shall be vested and immediately exercisable as to one-third of the shares; an additional one-third of the shares shall become vested and exercisable on the first anniversary of the date of grant and the balance shall become vested and exercisable on the second anniversary of the date of grant. A non-officer Director shall forfeit the portion of any Option granted under this Article 15 on or after April 18, 1997 that has not become vested and exercisable prior to the date such non-officer Director's service on the Board terminates. Vested and exercisable Options shall remain exercisable for 10 years from the date of grant, whether or not the Director's service on the Board continues during such period.

         15.5 PAYMENTS. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

         The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered to satisfy the Option Price must have been held by the Director for at least six months prior to their tender), or (c) by a combination of (a) and (b).

         As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Director, in the Director's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

         15.6     NONTRANSFERABILITY OF OPTIONS. No Options granted under this
Article 15 may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, Options granted to a Director under this Article 15 shall be exercisable during his or her lifetime only by such Director.

         15.7 NO RIGHTS. A Director granted an Option under this Article 15 shall have no rights as a stockholder of the Company with respect to the Shares covered by such Option except to the extent that shares are issued to the Director upon the due exercise of the Option.

         15.8 LIMITATION ON AWARDS. Notwithstanding anything to the contrary herein, (i) no Awards shall be made pursuant to this Article 15 to a Director who is an employee of the Company or any Subsidiary; (ii) no awards shall be made pursuant to this Article 15 following the suspension or termination of the Plan pursuant to Article 16; and (iii) no awards shall be made pursuant to this
Article 15 unless shares of Common Stock are available therefor under Section
4.1.

ARTICLE 15A. RESTRICTED STOCK UNIT AWARDS TO NON-OFFICER DIRECTORS

         15A.1    RESTRICTED STOCK UNIT AWARDS.

         (a) Each non-officer Director shall be granted Restricted Stock Units (with each Unit to be equivalent to one Share of Common Stock) as follows:

                  (1) Each non-officer Director who is a non-officer Director on May 20, 2003 shall be granted Restricted Stock Units, with the number of such Units to equal $3,450 divided by the Fair Market Value of a Share of the Common Stock on the first trading day in 2003.

                  (2) In connection with each Annual Meeting of the Stockholders of the Company, beginning with the 2003 Annual Meeting, each non-officer Director whose term as a non-officer Director begins on, or continues beyond, such Annual Meeting shall be granted Restricted Stock Units, with the number of such Units to equal $9,000 (or such greater dollar amount as the Committee shall determine from time to time) divided by the Fair Market Value of a Share of Common Stock on the last trading day immediately preceding such Annual Meeting.

                  (3) Each non-officer Director who first becomes a non-officer Director after May 20, 2003, other than at an Annual Meeting of the Stockholders of the Company (e.g., by being elected to fill the unexpired term of another Director or becoming a non-officer Director after having been an officer Director) shall be granted Restricted Stock Units, with the number of Units to equal the Pro Rata Amount divided by the Fair Market Value of a Share of the Common Stock on the last trading day immediately prior to the date such individual becomes a non-officer Director. For this purpose, the "Pro Rata Amount" shall be an amount equal to $9,000 (or the greater dollar amount determined by the Committee pursuant to
                  Section 15A.1(a)(2)) multiplied by a fraction, the numerator of which is the approximate number of days (as determined by the Committee) from the date on which the individual becomes a non-officer Director until the next Annual Meeting of the Stockholders of the Company and the denominator of which is 365.

         In determining the number of Restricted Stock Units to be granted to a Director under this Article 15A, all fractions shall be rounded up to the next whole number.

         (b) For purposes of this Article 15A, a "non-officer Director" shall have the same meaning as set forth in Section 15.2(c).

         (c) Each grant of Restricted Stock Units shall be evidenced by an Award Agreement.

         15A.2    VESTING. Restricted Stock Units granted under this Article 15A shall be vested as to one-third of the Units on the first anniversary of the date of grant; an additional one-third of the Units shall become vested on the second anniversary of the date of grant; and the balance shall become vested on the third anniversary of the date of grant. For any of the Restricted Stock Units granted under this Article 15A that have not become vested prior to the date such non-officer Director's service on the Board terminates, (i) if such termination is on account of such non-officer Director's voluntary resignation or involuntary removal, then such non-vested Units shall be forfeited, provided that any non-vested Units granted to such non-officer Director during a prior term as a Director (rather than the term during which the termination of service occurs) shall not be forfeited and will continue to vest according to the vesting schedule provided in this Section 15A.2, or (ii) if such termination is for any other reason (including death, disability or the expiration of such non-officer Director's term as a Director), then such non-vested Units shall not be forfeited and will continue to vest according to the vesting schedule provided in this Section 15A.2.

         15A.3    ISSUANCE OF SHARES UPON VESTING. Each non-officer Director shall be entitled to receive one Share of Common Stock for each Unit that has become vested pursuant to Section

15A.2. Such Shares shall be issued to the non-officer Director as soon as practicable after such vesting.

         15A.4    NONTRANSFERABILITY OF UNITS. Restricted Stock Units may not be
sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Any Shares of Common Stock issued as payment of vested Restricted Stock Units are not subject to such restrictions.

         15A.5    NO VOTING RIGHTS. Non-officer Directors holding Restricted
Stock Units granted under this Article 15A shall not be entitled to exercise any voting rights with respect to such Units.

         15A.6    DIVIDEND EQUIVALENTS. Non-officer Directors holding Restricted
Stock Units granted under this Article 15A shall be credited with an amount equal to the dividends that would have been paid if the Units were Shares.

         15A.7    LIMITATION ON AWARDS. Notwithstanding anything to the contrary contained herein, (i) no Awards of Restricted Stock Units pursuant to this
Article 15A shall be made to a Director who is an employee of the Company or a Subsidiary; (ii) no Awards of Restricted Stock Units shall be made pursuant to this Article 15A following the suspension or termination of the Plan pursuant to
Article 16; and (iii) no Awards of Restricted Stock Units shall be made pursuant to this Article 15A unless Shares of Common Stock are available therefor under
Section 4.1.

ARTICLE 16. AMENDMENT, MODIFICATION AND TERMINATION

         16.1 AMENDMENT, MODIFICATION, AND TERMINATION. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon.

         The Committee shall not have the authority to cancel outstanding Awards and issue substitute Awards in replacement thereof.

         In no event shall any issued and outstanding Option be repriced to a lower Option Price at any time during the term of such Option, without the prior affirmative vote of a majority of shares of stock of the Company present at a stockholders meeting in person or by proxy and entitled to vote thereon. Any amendment or repeal of this provision shall require the affirmative vote of a majority of shares of stock of the Company present at a stockholders meeting in person or by proxy and entitled to vote thereon.

         16.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

         16.3 ACCELERATION OF AWARD VESTING; WAIVER OF RESTRICTIONS. Notwithstanding any provision of the Plan or any Award Agreement provision to the contrary, the Committee, in its sole and exclusive discretion, shall have the power at any time to (i) accelerate the vesting of any Award granted under the Plan, including without limitation, acceleration to such a date that would result in said Awards becoming immediately vested or (ii) waive any restrictions of any Award granted under the Plan.

ARTICLE 17. WITHHOLDING

         17.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan.

         17.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date as of which the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 18. INDEMNIFICATION

         Each person who is or shall have been a member of the Committee or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 19. SUCCESSORS

         All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 20. LEGAL CONSTRUCTION

         20.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         20.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


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

         20.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         20.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under the Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         20.5 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all Award Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of North Carolina.

This document incorporates the Plan and subsequent amendments adopted on January 20, 1997, May 21, 1998, December 18, 1998 , May 25, 1999, May 11, 2000 and May
20, 2003.


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